U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
__________

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: September 15, 2000

Commission File Number: 000-2825

US DATA AUTHORITY, INC.

a Florida corporation

(IRS Employer Identification Number: 65-0693150)

3500 NW Boca Raton Boulevard
Building 811
Boca Raton, Florida 33431

Securities Registered Pursuant to Section 12(g)
of the Securities Exchange Act of 1934:

Common Stock, Par Value $.02 per share

Item 5. Other Events.

On September 11, 2000, the registrant announced the appointment of Jack B. Blount as President and Chief Executive Officer, succeeding Ronald H. Leventhal,, who is assuming the title of Executive Vice President - Marketing. See Press Release attached as Exhibit 1.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNVEST RESORTS, INC.

By: /S/ Jack B. Blount
Jack B Blount
President and Chief Executive Officer

EXHIBIT 1

FOR IMMEDIATE RELEASE

Contact: Frank Bocchino
US DATA Authority
561.322.4300 Ext. 224

USDA APPOINTS JACK B. BLOUNT AS CEO

BOCA RATON, FL (September 11, 2000) US Data Authority, Inc. (Symbol: USDA) a national Internet carrier and infrastructure company has named Jack B. Blount as its Chief Executive Officer. Blount, 48, who has been at the forefront of network hardware and software development for 27 years, joins USDA from TeleComputing, Inc., an ASP services company, where he served as the Chief Technology Officer and Senior Vice President of Market and Business Development.

USDA, formed in January 1999, has quickly developed a national network that maximizes speed, reliability and security and offers one of the most innovative infrastructures in the nation for rich media content delivery, and network management for fast reliable Internet, Extranet, and Intranet solutions. Management believes Blount, an Internet pioneer, who brings substantial, successful networking experience, lends instant credibility and visibility to its Tier II network. "Jack's presence is a major endorsement to the network we've built here," says Adam Reiser, USDA's CTO and one of its co-founders.

Blount, who is credited for helping build Telecomputing into a leader in the ASP industry, will help USDA make inroads into the content delivery and ASP service industries. "We are out to establish USDA as a leader in Internet infrastructure and value-added services," says Ron Leventhal, USDA's President. "We wanted Jack because of his years of experience in pioneering new markets and forming strategic partnerships that accelerate the growth of the industry."

Blount is likely best known for pioneering wireless Web browsing, using proprietary cache servers, encryption and compression algorithms, and intelligent agent based profile managers. Blount also spent eight years at IBM (IBM) in various technology and management positions including the development and launch of the IBM PC, the IBM PC Networking, the IBM Token-Ring Network, and OS/2.

Prior to his recruitment by TeleComputing, Inc., Blount held the position of Vice President, E-business at J.D. Edwards (JDEC) where he was responsible for all e-business software design, development and product marketing. Blount served for five years as the President and CEO of MobileWare Corporation, a wireless Internet technology company backed by the Sevin Rosen Venture Fund.

Additional information may be obtained by calling Frank Bocchino at (561) 322-4300, by writing to US DATA AUTHORITY, INC. at 3500 NW Boca Raton Blvd., Bldg. 811, Boca Raton, Florida 33431, or by viewing the USDA Website at www.usda.net.

THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS REGARDING POTENTIAL FUTURE EVENTS AND DEVELOPMENTS AFFECTING THE BUSINESS OF THE COMPANY. THE COMPANY WISHES TO TAKE ADVANTAGE OF CERTAIN "SAFE HARBOR" PROVISIONS REGARDING FORWARD-LOOKING STATEMENTS.

3500 NW BOCA RATON BLVD., BUILDING 811 ❖ Boca Raton, Florida 33431 ❖ Phone: (561) 322-4300 ❖ FAX: (561) 395-5425
www.usda.net